                                                                    EXHIBIT 99.5


                                --------------

                            SUPPLEMENTAL INDENTURE
                         dated as of October 20, 2003

                                --------------


                             with respect to the


                               SENIOR INDENTURE

                          Dated as of July 19, 1990

                                   between

                         THE WILLIAMS COMPANIES, INC.

                                     and

                             JPMORGAN CHASE BANK

      SUPPLEMENTAL INDENTURE dated as of October 20, 2003 (this "Supplemental Indenture") between THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Obligor"), and JPMORGAN CHASE BANK (formerly known as Chemical Bank), as trustee (the "Trustee"), for the securities issued under the Senior Indenture dated as of July 19, 1990 between the Obligor and the Trustee (as amended, supplemented or otherwise modified from time to time, the "Indenture").

                                    RECITALS

      A. Pursuant to and in accordance with the terms of the Indenture, the Obligor established and issued its 8.875% Debentures due September 15, 2012, its 10.25% Debentures due July 15, 2020 and its 9.375% Debentures due November 15, 2021 (collectively, the "Debentures").

      B. In accordance with Section 8.2 of the Indenture, the Obligor has obtained the written consent of the holders of the Debentures representing not less than a majority in aggregate principal amount of the outstanding Debentures to the amendments to the Indenture set forth in this Supplemental Indenture.

      NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                   AGREEMENTS

      Section 1. Defined Terms. Terms defined in the Indenture and not otherwise defined herein are used herein as therein defined.

      Section 2. Amendments to Indenture. Solely with respect to the Debentures, effective as of the Amendment Effective Date (as defined below):

      (a) The following Sections of the Indenture, and any corresponding provisions in the Securities, hereby are deleted in their entirety and replaced with "Intentionally Omitted" and all references made thereto throughout the Indenture and the Securities hereby are deleted in their entirety:


      Existing Section Number     Caption
      -----------------------     -------
      Section 3.6                 Limitations on Liens
      Section 3.7                 Limitation on Sale and Lease-Back

      (b) Section 9.1 of the Indenture is amended and restated in its entirety to read as follows:

      "Section 9.1 Issuer May Consolidate, Etc., Only on Certain Terms. The Issuer shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:


                                               [Williams Supplemental Indenture]

            (a) the corporation formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance, transfer or lease the properties and assets of the Issuer substantially as an entirety shall expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and Coupons, if any, according to their tenor, and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

            (b) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture, if any, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

            (c) the Issuer has delivered to the Trustee such other documents as the Trustee may, in its discretion reasonably require."

      (c) Any definitions used exclusively in the provisions of the Indenture deleted pursuant to Paragraphs (a) or (b) of this Section 2 hereby are deleted in their entirety from the Indenture.

      Section 3. Indenture Ratified. Except as hereby otherwise expressly provided, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      Section 4. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 5. Supplemental Indenture is a Supplement to Indenture. This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

      Section 6. Governing Law. This Supplemental Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

      Section 7. References to Supplemental Indenture. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context otherwise requires.

      Section 8. Effect of This Supplemental Indenture. From and after the Amendment Effective Date, the Indenture shall be deemed to be modified as herein provided, but except as


                                               [Williams Supplemental Indenture]
                                       2
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modified hereby, the Indenture shall continue in full force and effect. The
Indenture as modified hereby shall be read, taken and construed as one and the same instrument.

      Section 9. Severability. In the event that any provisions of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 10. Trust Indenture Act. If any provisions hereof limit, qualify or conflict with any provisions of the Trust Indenture Act of 1939 required under the Trust Indenture Act of 1939 to be a part of and govern this Supplemental Indenture, the provisions of the Trust Indenture Act of 1939 shall control. If any provision hereof modifies or excludes any provision of the Trust Indenture Act of 1939 that pursuant to the Trust Indenture Act of 1939 may be so modified or excluded, the provisions of the Trust Indenture Act of 1939 as so modified or excluded hereby shall apply.

      Section 11. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Obligor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

      Section 12. Effectiveness. This Supplemental Indenture shall become effective upon execution by the Obligor and the Trustee. As used herein, the "Amendment Effective Date" shall mean the date that the Obligor delivers written notice to the Trustee and JPMorgan Chase Bank, the Depositary for the Debentures, that the Debentures tendered and not validly withdrawn pursuant to the Obligor's Offer to Purchase and Consent Solicitation Statement dated October 8, 2003, as amended, have been accepted for purchase.

                            [signature page follows]

                                               [Williams Supplemental Indenture]
                                       3
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      IN WITNESS WHEREOF, each of the parties hereto have caused this
Supplemental Indenture to be duly executed on its behalf by its duly authorized officer as of the day and year first above written.

                                       THE WILLIAMS COMPANIES, INC.
Attest

/s/ Brian K. Shore                     By:     /s/ James G. Ivey
--------------------------                     ---------------------------------
Name: Brian K. Shore                   Name:   James G. Ivey
Title:   Secretary                     Title:  Treasurer


                                               [Williams Supplemental Indenture]

                                       JPMORGAN CHASE BANK, as Trustee


                                       By:    /s/ Joanne Adamis
                                              ----------------------------------
                                       Name:  Joanne Adamis
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                               [Williams Supplemental Indenture]